UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2023

ALPHA HEALTHCARE ACQUISITION CORP. III

(Exact name of registrant as specified in its charter)

Delaware	001-40228	86-1645738
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1177 Avenue of the Americas, 5th Floor New York, New York	10036
(Address of principal executive offices)	(Zip Code)

(646) 494-3296

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, $0.0001 par value, and one-fourth of a redeemable Warrant to acquire one share of Class A Common Stock	ALPAU	The NASDAQ Stock Market LLC
Class A Common Stock, par value $0.0001 per share	ALPA	The NASDAQ Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	ALPAW	The NASDAQ Stock Market LLC

☒    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01	Other Events

As previously disclosed, at a special meeting of stockholders on July 11, 2023 (the “Special Meeting”), the stockholders of Alpha Healthcare Acquisition Corp. III, a Delaware corporation (“ALPA” or the “Company”), approved the merger and other transactions contemplated by that certain Business Combination Agreement, dated as of January 4, 2023, among ALPA, Candy Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of ALPA (“Merger Sub”), and Carmell Therapeutics Corporation, a Delaware corporation (“Carmell”), pursuant to which Merger Sub will merge with and into Carmell, with Carmell surviving the merger as a wholly-owned subsidiary of ALPA (the “Combined Company” or “New Carmell”) (the “Business Combination”).

In connection with the Special Meeting, holders of 12,586,223 shares of Class A common stock of ALPA exercised redemption rights. The Company has prepared a preliminary calculation of its pro forma balance sheet as of March 31, 2023, giving effect to such redemption, as well as the previously announced forward purchase agreement and related transactions entered into on July 9, 2023. Such pro forma balance sheet reflects pro forma stockholders’ equity of approximately $16.1 million.

The Company expects the Business Combination to close during the morning of Friday, July 14, 2023 and the shares of New Carmell to commence trading on the Nasdaq Capital Market during the morning of Monday, July 17, 2023. The Company will file a Current Report on Form 8-K within four business days following the closing of the Business Combination containing a full set of pro forma financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

Date: July 14, 2023	ALPHA HEALTHCARE ACQUISITION CORP. III

	By:	/s/ Rajiv Shukla
Rajiv Shukla
Chief Executive Officer